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                       SUPPLEMENT DATED MARCH 21, 2000 TO
        PROSPECTUS OF THE OAKMARK FAMILY OF FUNDS DATED JANUARY 29, 2000


Oakmark Fund is managed by William C. Nygren, C.F.A., and Kevin G. Grant, C.F.A, who have replaced Robert J. Sanborn as portfolio manager of the Fund. Mr. Nygren joined the Adviser as an analyst in 1983, and was the Adviser's Director of Research from September 1990 to March 1998. Previously, he had been an analyst with Northwestern Mutual Life Insurance Company. He holds an M.S. in Finance from the University of Wisconsin (1981) and a B.S. in Accounting from the University of Minnesota (1980). Mr. Grant joined the Adviser as an analyst in 1988, and has been a senior investment analyst since 1994. He holds an M.B.A. in Finance from Loyola University (1991) and a B.S. in Computer Science from the University of Wisconsin-Madison (1987).

Select Fund is managed by William C. Nygren, C.F.A., and Henry R. Berghoef, C.F.A. Mr. Berghoef joined the Adviser as an analyst in 1994 and has been a senior investment analyst since 1994. He holds an M.B.A. from George Washington University (1985), an M.A. in International Studies from Johns Hopkins University (1974), and a B.A. in History from Calvin College (1971).

Equity and Income Fund is managed by Clyde S. McGregor, C.F.A., and Edward A. Studzinski, C.F.A. Mr. McGregor joined the Adviser as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin - Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974). Mr. Studzinski joined the Adviser as an analyst in 1995. Prior to joining the Adviser, Mr. Studzinski was Vice President and Investment Officer at Mercantile National Bank of Indiana. He holds an M.M. in Marketing and Finance from Northwestern University (1985), a J.D. from Duke University of Law (1974), and an A.B. in History from Boston College (1971).










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